                                                                       EXHIBIT 2

         DEUTSCHE FINANCIAL SERVICES CORPORATION - - MARINE TRUST 1999-2

Accounting Date:               11-Nov-02
Determination Date:            14-Nov-02
Monthly Payment Date:          15-Nov-02
Collection Period Ending:      31-Oct-02

I.   COLLECTION ACCOUNT SUMMARY


     Principal and Interest Payments Received (including Prepayments)                                               6,619,059.44
     Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    31,926.16
     Current Monthly Interest Shortfall/Excess                                                                        -35,970.09
     Recoup of Collection Expenses                                                                                      2,036.90
     Amount of Withdrawal, if any, from Reserve Account                                                                77,711.08
     Purchase Amounts for Repurchased Receivables                                                                           0.00

                                                                                                                    6,694,763.49

II.  SIMPLE INTEREST EXCESS OR SHORTFALLS

     Amount of Interest Payments Due During the Collection Period for Receivables                                   1,458,326.34
     Amount of Interest Payments Received During the Collection Period for Receivables                              1,494,296.43
     Amount of Current Month Simple Interest Excess/Shortfall                                                         -35,970.09

III. CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

     Specified Reserve Account Balance (4% of the preceding Collection Period Pool Balance, not less than 2%
     of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)                 11,000,002.18
     Beginning Reserve Account Balance                                                                             11,000,002.18
     Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                    0.00
     Reserve Account Withdrawals(to the extent that there are Interest or Principal payment shortfalls)                77,711.08
     Reserve Account Investment Earnings                                                                               13,701.13
     Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account
     Balance and over-collateralization amounts has been met)                                                               0.00
     Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)         11,000,002.18
     Total Ending Reserve Balance                                                                                  10,935,992.23

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      1,494,296.43
    Scheduled Principal Payments Received                                                                           1,423,977.92
    Principal Prepayments Received                                                                                  3,700,785.09
    Total Interest and Principal Payments Received                                                                  6,619,059.44

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                    38,992.34
    minus Reasonable Expenses                                                                                           7,066.18
    Net Liquidation Proceeds                                                                                           31,926.16
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                      31,926.16

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                    6,650,985.60
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  212,511,950.44
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                       88,546.65

                                                                                                                        1,041.67


VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                          550,000,109.03
    Pool Balance as of Preceding Accounting Date                                                                  212,511,950.44
    Pool Balance as of the Current Accounting Date                                                                206,862,542.55
    Age of Pool in Months                                                                                                     42

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        208,261,711.43
    Aggregate Note Balance as of Current Accounting Date                                                          202,725,291.70

b)

           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent              47               1,070,838.12         0.518%
    60-89 Days Delinquent               9                 365,189.09         0.177%
    90-119 Days Delinquent              4                 387,465.00         0.187%
    120+ Days Delinquent                0                       0.00         0.000%
    Current Period Defaults             7                 524,644.88         0.254%
    Cumulative Defaults               291              14,004,191.10         2.546%
    Cumulative Recoveries                               6,283,027.75         1.142%



    Current Month Realized Losses                                                                                     515,210.28
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.094%
    Preceding Realized Losses                                                                                         326,390.39
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.059%
    Second Preceding Realized Losses                                                                                  317,825.79
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.058%
    Cumulative Realized Losses                                                                                      7,721,163.35
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      1.404%

VII. DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.37611364
                                                                                                                      0.36859144

a)                                                                                                                          0.00
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                         170,787.84
    Class A-4                                                                                                         357,517.80
    Class A-5                                                                                                         299,946.45
    Class B                                                                                                           190,575.00
    Class C                                                                                                           139,516.67

                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                              33,055,711.43          5,536,419.73     27,519,291.70
    Class A-4                                                              66,207,000.00                  0.00     66,207,000.00
    Class A-5                                                              53,999,000.00                  0.00     53,999,000.00
    Class B                                                                33,000,000.00                  0.00     33,000,000.00
    Class C                                                                22,000,000.00                  0.00     22,000,000.00

c)                                                                                                                    112,988.16
                                                                                                                     -190,699.24


VIIIPOOL STATISTICS

                                                                                                                           8.31%
                                                                                                                             151


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                        6,694,763.49
Plus:     Trustee Fee                                                                                                   1,041.67

TOTAL WIRE TO CHASE                                                                                                 6,695,805.16

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                                    0.00